UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Millions	3 Months Ended		6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Jun. 30, 2024	Jun. 30, 2023
Net income	$ 269	$ 360	$ 606	$ 267
Other comprehensive income (loss), net of tax:
Change in net unrealized investment gains (losses)	345	(279)	239	128
Foreign currency translation	(13)	1	(27)	(1)
Change in discount rate for future policy benefits	90	80	249	(98)
Change in instrument-specific credit risk for market risk benefits	60	(22)	22	(10)
Defined benefit pension plan adjustment	16	2	19	3
Total other comprehensive income (loss)	498	(218)	502	22
Attributable to:
Non-controlling interests	5	(3)	7	2
Comprehensive income	767	142	1,108	289
Class A exchangeable, Class A-1 exchangeable and Class B shareholders
Attributable to:
Comprehensive income	3	1	6	2
Class C Shares
Attributable to:
Comprehensive income	$ 759	$ 144	$ 1,095	$ 285